Bridge Builder International Equity Fund

Summary Prospectus

Ticker: BBIEX	June 2, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on February 22, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your Edward Jones financial advisor or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Edward Jones clients investing in the Fund through Edward Jones Advisory Solutions® may elect to receive shareholder reports and other communications from the Fund electronically by contacting their Edward Jones financial advisor. If you are one of the few direct Fund investors, you may elect to receive shareholder reports and other communications from the Fund electronically by sending an email request to bridgebuilder30e3@edwardjones.com.

You may elect to receive all future reports in paper free of charge. If you are an Edward Jones client investing in the Fund through Edward Jones Advisory Solutions®, you should contact your Edward Jones financial advisor to request that you continue to receive paper copies of your shareholder reports, and your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Bridge Builder Mutual Funds. If you are one of the few direct Fund investors, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by sending an email request to bridgebuilder30e3@edwardjones.com, and your election to receive reports in paper will apply only to all of the Bridge Builder Mutual Funds.

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Investment Objective

The investment objective of the Bridge Builder International Equity Fund (the “Fund” or the “International Equity Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees(2)	0.60%

Distribution and Service (12b-1) Fees	None

Other Expenses(3)	0.03%

Total Annual Fund Operating Expenses	0.63%

Less Waivers(2)	(0.26)%

Net Annual Fund Operating Expenses	0.37%

(1)	The expense information in the table has been restated to reflect current fees.
(2)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2022, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2022 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(3)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2022). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$176	$325	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. The Fund will primarily invest in non-U.S.-dollar denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The Fund may also invest in securities of mid and small capitalization companies. The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in companies in emerging markets or developing countries. The Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, American Depositary Receipts (“ADRs”), or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging. From time to time, the Fund may also focus its investments in a particular country or geographic region, such as the United Kingdom or Japan.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Fund and the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser may allocate Fund assets to the following Sub-advisers: Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Marathon Asset Management LLP (“Marathon-London”); Mondrian Investment Partners Limited (“Mondrian”); Pzena Investment Management, LLC (“Pzena”); and WCM Investment Management, LLC (“WCM”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baillie Gifford Overseas’ Principal Investment Strategies

In the Fund, Baillie Gifford Overseas primarily invests in non-U.S. dollar-denominated securities that derive a majority of their revenues or profits from a country or countries other than the United States. Baillie Gifford Overseas aims to add value through active management, by making long-term investments in well managed, quality businesses that enjoy sustainable competitive advantages in their marketplace.

BlackRock’s Principal Investment Strategies

BlackRock invests in international equity securities with the objective of approximating as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States, as represented by the MSCI EAFE Growth and MSCI EAFE Value Indices. The MSCI EAFE Growth and MSCI EAFE Value Indices measure the performance of large and mid capitalization companies across developed markets, excluding the United States and Canada. The MSCI EAFE Growth Index focuses on companies exhibiting overall growth style characteristics, while the MSCI EAFE Value Index focuses on companies exhibiting overall value style characteristics.

Marathon-London’s Principal Investment Strategies

Marathon-London invests primarily in equity securities of non-U.S. issuers in developed and emerging market countries. In selecting investments for the Fund, Marathon-London employs a bottom-up, fundamental investment philosophy focused on identifying attractive long-term investment opportunities that can arise as a result of certain “capital cycle” conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. This “capital cycle” approach to investing guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. Marathon-London’s long-term approach is often considered to be contrarian and its portfolio is expected to have low turnover, will seek to be well-diversified and will have a bias towards the smaller capitalisation segments of the market.

Mondrian’s Principal Investment Strategies

Mondrian invests primarily in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Mondrian employs a long-only, value investment philosophy. Portfolio construction is primarily driven by detailed bottom-up stock selection, based on rigorous dividend discount valuation analysis.

Pzena’s Principal Investment Strategies

Pzena focuses on deep value investing, seeking to identify international securities that are trading at prices substantially below their intrinsic value but have solid long-term prospects. Pzena may also invest in emerging markets securities. Pzena performs intensive fundamental research using a bottom-up security selection process.

WCM’s Principal Investment Strategies

WCM uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality, and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.

Although WCM may invest in securities of companies of any size, WCM will generally invest in large, established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, however, WCM may have a significant portion of its allocated assets invested in the securities of companies in one or a few countries or regions.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first six risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

●

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, and recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●

Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●

Foreign Securities Risk. The risks of investing in foreign securities, including through ADRs and GDRs, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

●

Geographic Focus Risk. To the extent that a significant portion of the Fund’s portfolio is invested in the securities of companies in a particular country or region, the Fund will be subject to greater risk of loss and price volatility than a fund holding more geographically diverse investments. The Fund may invest significant portions of its assets in the United Kingdom (the “UK”) and Japan, and therefore, the economic, political, social and environmental conditions of the UK and Japan generally will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

●

American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●

Derivatives Risk. An investment in derivatives (such as futures contracts, forward contracts or options) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of forward contracts is also subject to the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation.

●

Emerging Markets Securities Risk. A fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies is subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries.

●

Growth Style Risk. The Fund is managed partially in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●

Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●

Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

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Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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LIBOR Replacement Risk. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

●

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

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Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the MSCI EAFE Growth Index and the MSCI EAFE Value Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to U.S. equity indexes, other international equity indexes or individual stocks, the stock of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

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Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

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Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance. In addition to United States regulation, the Fund may be affected by the actions of foreign governments, which could include actions such as the imposition of capital or currency controls, the nationalization of a company or industry of which the Fund owns securities, or the imposition of taxes that could have an adverse effect on security prices.

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Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●

Value Style Risk. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns

Highest (quarter ended March 31, 2019)	10.64%

Lowest (quarter ended December 31, 2018)	-12.09%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/20 to 9/30/20 was -3.25%.

Average Annual Total Return as of December 31, 2019

	1 Year	Since Inception (7/6/15)

Return Before Taxes	23.13%	6.36%

Return After Taxes on Distributions	22.55%	5.94%

Return After Taxes on Distributions and Sale of Fund Shares	14.24%	5.02%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.01%	5.36%

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser may allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

 Baillie Gifford Overseas

Portfolio Managers	Position with Baillie Gifford Overseas	Length of Service to the Fund
Gerard Callahan	Investment Manager	Since Inception
Joe Faraday	Investment Manager	Since Inception
Iain Campbell	Investment Manager	Since Inception
Moritz Sitte	Investment Manager	Since Inception
Sophie Earnshaw	Investment Manager	Since September 2018

 BlackRock

Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

 Marathon-London

Portfolio Managers	Position with Marathon-London	Length of Service to the Fund
Neil M. Ostrer	Founder and Portfolio Manager - Europe	Since June 2021
Charles Carter	Managing Director and Portfolio Manager – Europe	Since June 2021
Nick Longhurst	Portfolio Manager – Europe	Since June 2021
William J. Arah	Founder and Portfolio Manager – Japan	Since June 2021
Simon Somerville	Portfolio Manager – Japan	Since June 2021
Michael Nickson, CFA	Portfolio Manager – Japan	Since June 2021
David Cull, CFA	Portfolio Manager – Asia Pacific ex-Japan	Since June 2021
Justin Hill	Portfolio Manager – Asia Pacific ex-Japan	Since June 2021

 Mondrian

Portfolio Managers	Position with Mondrian	Length of Service to the Fund
Elizabeth Desmond, CFA	Deputy CEO, CIO – International Equities	Since Inception
Nigel Bliss	Senior Portfolio Manager	Since Inception
Alex Simcox, CFA	Senior Portfolio Manager	Since Inception
Steven Dutaut, CFA	Senior Portfolio Manager	Since April 2016

 Pzena

Portfolio Managers	Position with Pzena	Length of Service to the Fund
Caroline Cai	Managing Principal, Portfolio Manager	Since November 2016
Allison Fisch	Portfolio Manager	Since November 2016
John Goetz	Managing Principal, Co-Chief Investment Officer and Portfolio Manager	Since November 2016

 WCM

Portfolio Managers	Position with WCM	Length of Service to the Fund
Paul R. Black	President, Co-CEO and Portfolio Manager	Since Inception
Peter J. Hunkel	Portfolio Manager and Business Analyst	Since Inception
Michael B. Trigg	Portfolio Manager and Business Analyst	Since Inception
Kurt R. Winrich, CFA	Chairman, Co-CEO and Portfolio Manager	Since Inception
Sanjay Ayer, CFA	Portfolio Manager and Business Analyst	Since June 2020

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), as well as current and former Trustees of the Trust. Advisory Solutions investors may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.